ADVANCED SERIES TRUST

AST MFS Large-Cap Value Portfolio

Supplement dated August 27, 2019 to the

Currently Effective Summary Prospectus and Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST MFS Large-Cap Value Portfolio (the Portfolio) and the Prospectus (Prospectus) for the Advanced Series Trust (the Trust) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective December 31, 2019, Katherine Cannan will join Nevin Chitkara and Steve Gorham as a portfolio manager for the Portfolio. Additionally, effective December 31, 2020 Steve Gorham will relinquish his portfolio management duties on the Portfolio.

To reflect these changes, the Trust's Prospectus and the Portfolio's Summary Prospectus are hereby revised as follows:

I.The table in the section of the Prospectus entitled "Summary: AST MFS Large-Cap Value Portfolio – Management of the Portfolio" is hereby revised by adding the following:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM	MFS	Nevin Chitkara	Investment	August 2012
Investments LLC			Officer
AST Investment		Steve Gorham*	Investment	August 2012
Services, Inc.			Officer
		Katherine	Investment	December 2019
		Cannan	Officer

*Mr. Gorman will no longer manage the Portfolio effective December 31, 2020.

II.The following is added to the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Managers – AST MFS Large-Cap Value Portfolio":

Katherine Cannan, an Investment Officer of MFS, is a co-manager of the Portfolio. She has been employed in the investments area of MFS since 2013.

603SUMSUP1